UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2021 (August 2, 2021)

MID-AMERICA APARTMENT COMMUNITIES, INC.
MID-AMERICA APARTMENTS, L.P.
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12762	62-1543819
Tennessee	333-190028-01	62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500, Germantown, Tennessee	38138
(Address of principal executive offices)	(Zip Code)
(901) 682-6600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA^I	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 2, 2021,
Mid-America
Apartment Communities, Inc. (the “Company”) entered into (i) an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, in their capacities as underwriters, (the “Underwriters”), and JPMorgan Chase Bank, National Association (“JPMC”) and Wells Fargo Bank, National Association (“Wells Fargo”), in their capacities as forward purchasers (together, the “Forward Purchasers”); and J.P. Morgan Securities LLC (in its capacity as an agent of JPMC) and Wells Fargo Securities, LLC (in its capacity as an agent of Wells Fargo), in their capacities as forward sellers; and (ii) letter agreements, each dated as of August 2, 2021 (each a “Confirmation,” and together, the “Confirmations”) by and between the Company and each of the Forward Purchasers, relating to the forward issuance and sale of 1,100,000 shares of the Company’s common stock (the “Shares”). The initial forward price under the Confirmations is $190.56 per Share. The sale of Shares closed on August 5, 2021.
Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company has agreed not to sell or otherwise dispose of any shares of common stock for a period ending 30 calendar days after the date of the final prospectus relating to the offering of the Shares without first obtaining the written consent of the Underwriters.
The Shares were offered pursuant to an effective shelf registration statement on Form
S-3
on file with the Securities and Exchange Commission. The foregoing descriptions of the Underwriting Agreement and Confirmations are qualified in their entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form
8-K,
and the Confirmations, which are being filed as Exhibit 1.2 and 1.3, respectively, to this Current Report on Form
8-K,
and which are incorporated herein by reference
Bass, Berry & Sims PLC, as counsel to the Company, has issued its opinion with respect to the legality of the Shares, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.1.
Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 2, 2021, by and among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

1.2	Letter Agreement, dated August 2, 2021, by and between Mid-America Apartment Communities, Inc. and JPMorgan Chase Bank, National Association.

1.3	Letter Agreement, dated August 2, 2021, by and between Mid-America Apartment Communities, Inc. and Wells Fargo Bank, National Association.

5.1	Opinion of Bass, Berry & Sims PLC.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted in Inline eXtensible Business Reporting Language)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 5, 2021	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.

Date: August 5, 2021	By:	Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)